SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 1999

                            FOAMEX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

Delaware                             0-22624                      05-0473908
(State or other                 (Commission File                (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation

1000 Columbia Avenue, Linwood, PA                                19061
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code: (610) 859-3000

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                                 Not Applicable

          (Former name or former address, if changed from last report)

Item 5. Other Events

        On March 11 and March 12, 1999, respectively, Foamex L.P., and Foamex Carpet Cushion, Inc., subsidiaries of Foamex International Inc. (the "Company"), amended aspects of their respective Credit Agreements. The Company also amended its respective guarantees of such credit agreements. On March 15, 1999, Foamex Carpet Cushion, Inc. amended its promissory note in the original aggregate principal amount of $70.2 million made by Foamex Carpet Cushion, Inc. in favor of Foam Funding LLC. The amendments to such credit agreements, guarantees and promissory note are attached hereto as Exhibits 4.4.2, 4.4.45, 4.4.46, 4.10.7 and 4.12.2 are incorporated herein by reference.

        On March 16, 1999, the Company announced that the Board of Directors had appointed John G. Johnson, Jr. as President, Chief Executive Officer and a Director of the Company. John Johnson succeeded Andrea Farace, the Company's former Chairman and Chief Executive Officer who resigned to pursue other opportunities. The Board of Directors also named Marshall S. Cogan as Chairman of the Company. The Company's press release announcing such appointments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On March 16, 1999, the Company also announced preliminary results for the fourth quarter ended December 31, 1998. The Company additionally announced that it hired JP Morgan Securities Inc. to explore strategic alternatives to maximize shareholder value. The Company's press release announcing its preliminary earnings and the appointment of JP Morgan Securities Inc. is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)  Financial Statements of businesses acquired:
               None.

        (b)  Pro Forma financial information:
               None.

        (c)  Exhibits:
             4.4.2 Amendment No. 2 to Credit Agreement, dated as of March 11, 1999, amending in certain respects the Credit Agreement dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex L.P., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents ("Foamex L.P. Credit Agreement").

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             4.4.45 Amendment No. 1 to Second Amended and Restated Foamex
                    International Inc. Guaranty, dated as of March 11, 1999, amending in certain respects the Guaranty dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent pursuant to the Foamex L.P. Credit Agreement.

             4.4.46 Amendment No. 1 to Foamex International Inc. Guaranty,
                    dated as of March 12, 1999, amending in certain respects the Guaranty dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent pursuant to the Foamex Carpet Cushion Credit Agreement (as defined).

             4.10.7 Amendment No. 2 to Credit Agreement, dated as of March 12,
                    1999 amending in certain respects the Credit Agreement, dated as of February 27, 1998, by and among Foamex Carpet Cushion, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents ("Foamex Carpet Cushion Credit Agreement").

             4.12.2 Amendment to Promissory Note, dated as of March 15, 1999 amending in certain respects the Promissory Note of Foamex Carpet Cushion, Inc. in favor of Foam Funding LLC in the original aggregate principal amount of $70.2 million, dated as of February 27, 1998.

             99.1 Press Release of Foamex International Inc., dated March 16, 1999 regarding the appointment of John G. Johnson, Jr. as President and CEO.

             99.2 Press Release of Foamex International Inc., dated March 16, 1999 regarding preliminary fourth quarter earnings for 1998 and the hiring of JP Morgan Securities Inc.
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                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FOAMEX INTERNATIONAL INC.

                                            /s/ John A. Feenan
                                            --------------------------------
                                            Name:  John A. Feenan.
                                            Title: Executive Vice President,
                                                   Chief Financial Officer

March 18, 1999

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                                        EXHIBIT INDEX
Exhibit
4.4.2 Amendment No. 2 to Credit Agreement, dated as of March 11, 1999, amending in certain respects the Credit Agreement dated as of June 12, 1997, as amended and restated as of February 27, 1998, by and among Foamex L.P., FMXI, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents.

4.4.45 Amendment No. 1 to Second Amended and Restated Foamex International Inc. Guaranty, dated as of March 11, 1999 amending in certain respects the Guaranty dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent pursuant to the Foamex L.P. Credit Agreement.

4.4.46 Amendment No. 1 to Foamex International Inc. Guaranty, dated as of March 12, 1999 amending certain respects the Guaranty dated as of February 27, 1998, made by the Company in favor of Citicorp USA, Inc., as Collateral Agent pursuant to the Foamex Carpet Cushion Credit Agreement.

4.10.7 Amendment No. 2 to Credit Agreement, dated as of March 12, 1999 amending in certain respects the Credit Agreement, dated as of February 27, 1998, by and among Foamex Carpet Cushion, Inc., the institutions from time to time party thereto as lenders, the institutions from time to time party thereto as issuing banks and Citicorp USA, Inc. and The Bank of Nova Scotia, as administrative agents.

4.12.2 Amendment to Promissory Note, dated as of March 15, 1999 amending in certain respects the Promissory Note of Foamex Carpet Cushion, Inc. in favor of Foam Funding LLC in the original aggregate principal amount of $70.2 million, dated as of February 27, 1998.

99.1 Press Release of Foamex International Inc., dated March 16, 1999 regarding the appointment of John G. Johnson, Jr. as President and CEO.

99.2 Press Release of Foamex International Inc., dated March 16, 1999 regarding preliminary fourth quarter earnings for 1998 and the hiring of JP Morgan Securities Inc.

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